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                                 MONETTA TRUST

                              MONETTA FUND, INC.

                   Supplement to February 3, 1997 prospectus


     From time to time Monetta Financial Services, Inc. (the "Adviser"), investment adviser to each of Monetta Fund, Monetta Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund, Monetta Balanced Fund, Monetta Intermediate Bond Fund and Monetta Government Money Market Fund (individually a "Fund" and collectively the "Funds"), may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of one or more of the Funds. Those activities may include the purchase by the Adviser on behalf of a new or current shareholder of a Fund of additional shares of such Fund, which purchases would be paid for by the Adviser out of its own resources.

                    This supplement is dated July 25, 1997.